PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2022
Disclosure of other provisions [abstract]
PROVISIONS AND CONTINGENT LIABILITIES	PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS
The following table summarizes the movement in provisions for the years ended December 31:

	Non-income tax provisions	Decommi-ssioning provision	Legal provision	Other provisions	Total

As of January 1, 2021	86	141	22	43	292

Arising during the year	19	31	4	13	67
Utilized	(12)	(1)	—	—	(13)
Unused amounts reversed	1	(19)	(1)	(58)	(77)
Reclassification as held for sale	—	(69)	(12)	—	(81)
Discount rate adjustment and imputed interest (change in estimate)	—	7	—	—	7
Translation adjustments and other	(6)	(3)	1	9	1

As of December 31, 2021	88	87	14	7	196
Non-current	—	87	—	—	87
Current	88	—	14	7	109

As of January 1, 2022	88	87	14	7	196

Arising during the year	5	—	—	1	6
Utilized	—	(2)	—	—	(2)
Unused amounts reversed	(20)	(6)	—	(2)	(28)
Reclassification as held for sale	(11)	(30)	(4)	—	(45)
Transfer and reclassification	(4)	—	—	(1)	(5)
Discount rate adjustment and imputed interest	—	4	—	—	4
Translation adjustments and other	(9)	(10)	(1)	—	(20)

As of December 31, 2022	49	43	9	5	106
Non-current	4	43	—	—	47
Current	45	—	9	5	59
The timing of payments in respect of provisions is, with some exceptions, not contractually fixed and cannot be estimated with certainty. In addition, with respect to legal proceedings, given inherent uncertainties, the ultimate outcome may differ from VEON’s current expectations.

See ‘Source of estimation uncertainty’ below in this Note 7 for further details regarding assumptions and sources of uncertainty. For further details regarding risks associated with income tax and non-income tax positions, please refer to ‘Source of estimation uncertainty’ in Note 8.
The Group has recognized a provision for decommissioning obligations associated with future dismantling of its towers in various jurisdictions.
CONTINGENT LIABILITIES
The Group had contingent liabilities as of December 31, 2022 as set out below.
VEON - Securities Class Action
On November 4, 2015, a class action lawsuit was filed in the United States against VEON and certain of its then current and former officers by Charles Kux-Kardos, on behalf of himself and other investors in the Company alleging certain violations of the U.S. federal securities laws in connection with the Company’s public disclosures relating to its operations in Uzbekistan. On December 4, 2015, a second complaint was filed by Westway Alliance Corp. that asserts essentially the same claims in connection with essentially the same disclosures.
On April 27, 2016, the court consolidated the two actions and appointed Westway as lead plaintiff. On May 6, 2016, a motion for reconsideration was filed on the appointment of Westway as lead plaintiff and on September 26, 2016, the court affirmed the selection of Westway as the lead plaintiff. An amended complaint (“Amended Complaint”) was filed on December 9, 2016.
On September 19, 2017, the Court in the Southern District of New York rendered a decision granting in part VEON’s motion to dismiss the Amended Complaint.
On February 9, 2018, VEON filed its Answer and Affirmative Defenses to the allegations that remain in the Amended Complaint after the Court’s September 19, 2017 Order. Motions to dismiss were filed by all the individual defendants on February 9, 2018. On April 13, 2018, plaintiff dismissed its claims voluntarily against one of the individual defendants. On August 30, 2018, the Court granted the motions to dismiss by all of the individual defendants remaining in the action, and the time for appeal has now expired. On May 17, 2019, VEON filed a motion for judgment on the pleadings, arguing that Westway lacked standing as a result of the September 19, 2017 order because it had not purchased any securities on or after the date of the earliest alleged misstatement. On May 21, 2019, the Rosen Law Firm submitted a letter to the Court on behalf of Boris Lvov seeking a pre-motion conference for leave to file a motion to intervene and substitute Lvov as lead plaintiff. On May 24, 2019, Westway filed a letter opposing Mr. Lvov’s request, and VEON filed a letter taking no position. Westway filed its opposition to VEON’s motion on June 17, 2019, and VEON filed its reply papers on June 28, 2019. On April 17, 2020, the Court denied Westway's motion and ordered VEON's motion to proceed. On March 31, 2020, VEON’s motion for judgment on the pleadings was denied without prejudice. Westway filed its Second Amended Complaint on April 14, 2020, adding three additional named plaintiffs and allegations that VEON lacked adequate internal controls as of the start date of the Alleged Class Period and had a duty to disclose that fact to investors no later than December 4, 2010. On May 15, 2020, VEON filed a motion to dismiss the Second Amended Complaint. On March 11, 2021, the Court granted VEON’s motion to dismiss the Second Amended Complaint, holding that VEON had no duty to disclose information concerning its internal controls as of the start date of the Alleged Class Period, and that Westway therefore lacked standing to bring any claims against VEON as Lead Plaintiff or otherwise. The Court ordered that the Lead Plaintiff selection process be reopened, and that any motions for appointment as Lead Plaintiff be filed by April 8, 2021. On April 8, 2021, two parties filed motions for appointment as Lead Plaintiff.

On April 29, 2022, the court appointed Boris Lvov as Lead Plaintiff. On June 9, 2022, Lvov sought leave from the court to amend his complaint. On June 14, 2022, VEON as well as the previous Lead Plaintiff filed oppositions to Lvov's request for leave. On February 17, 2023 the Court denied the previous Lead Plaintiff’s motion to reconsider their dismissal due to lack of standing and granted leave for Boris Lvov to file an amended complaint as Lead Plaintiff. Boris Lvov filed the third Amended Complaint on February 22, 2023. On April 10, 2023, VEON filed a pre-motion letter with a view to filing a motion to dismiss. Boris Lvov filed a letter objecting to a motion to dismiss from VEON. On May 10, 2023, the Court granted VEON leave to file a motion to dismiss and denied Lvov's motion for discovery. VEON filed its motion to dismiss on May 12, 2023.

At this stage of the suit, the claim remains unquantified. The Company intends to vigorously defend the action at all phases of the proceedings.

VAT on Replacement SIMs
SIM Cards Issued June 2009 to December 2011

On April 1, 2012, the National Board of Revenue (“NBR”) issued a demand to Banglalink Digital Communications Limited (“Banglalink”) for BDT 7.74 billion (US$75) for unpaid SIM tax (VAT and supplementary duty). The NBR alleged that Banglalink evaded SIM tax on new SIM cards by issuing them as replacements. On the basis of 5 random SIM card purchases made by the NBR, the NBR concluded that all SIM card replacements issued by Banglalink between June 2009 and December 2011 (7,021,834 in total) were new SIM connections and subject to tax. Similar notices were sent to three other operators in Bangladesh. Banglalink and the other operators filed separate petitions in the High Court, which stayed enforcement of the demands.
In an attempt to assist the NBR in resolving the dispute, the Government ordered the NBR to form a Review Committee comprised of the NBR, the Commissioner of Taxes (“LTU”), Bangladesh Telecommunication Regulatory Commission (“BTRC”), Association of Mobile Telecom Operators of Bangladesh (“AMTOB”) and the operators (including Banglalink). The Review Committee identified a methodology to determine the amount of unpaid SIM tax and, after analyzing 1,200 randomly selected SIM cards issued by Banglalink, determined that only 4.83% were incorrectly registered as replacements. The Review Committee’s interim report was signed off by all the parties, however, the Convenor of the Review Committee reneged on the interim report and unilaterally published a final report that was not based on the interim report or the findings of the Review Committee. The operators objected to the final report.
The NBR Chairman and operators’ representative agreed that the BTRC would prepare further guidelines for verification of SIM users. Although the BTRC submitted its guidelines (under which Banglalink’s exposure was determined to be 8.5% of the original demand), the Convenor of the Review Committee submitted a supplementary report which disregarded the BTRC’s guidelines and assessed Banglalink’s liability for SIM tax to be BDT 7.62 billion (US$74). The operators refused to sign the supplementary report.
On May 18, 2015, Banglalink received an updated demand from the LTU claiming Banglalink had incorrectly issued 6,887,633 SIM cards as replacement SIM cards between June 2009 and December 2011 and required Banglalink to pay BDT 5.32 billion (US$52) in SIM tax. The demand also stated that interest may be payable. Similar demands were sent to the other operators.
On June 25, 2015, Banglalink filed an application to the High Court to stay the updated demand, and a stay was granted. On August 13, 2015, Banglalink filed its appeal against the demand before the Appellate Tribunal and deposited 10% of the amount demanded in order to proceed. The other operators also appealed their demands. On May 26, 2016, Banglalink presented its legal arguments and on September 28, 2016, the appeals of all the operators were heard together.
The Bangladesh Appellate Tribunal rejected the appeal of Banglalink and all other operators on June 22, 2017. On July 11, 2017, Banglalink filed an appeal of the Appellate Tribunal’s judgment with the High Court Division of the Supreme Court of Bangladesh. The appeal is pending.
SIM Cards Issued July 2012 to June 2015

On November 20, 2017, the LTU issued a final demand to Banglalink for BDT 1.69 billion (US$16) for unpaid tax on SIM card replacements issued by Banglalink between July 2012 and June 2015. On February 20, 2018, Banglalink filed its appeal against this demand before the Appellate Tribunal and deposited 10% of the amount demanded in order to proceed. By its judgment dated February 10, 2020, the Appellate Tribunal rejected Banglalink’s appeal. Banglalink appealed to the High Court Division. Before hearing the appeal, the Court suo moto took up as a preliminary question whether, based on new law, the matter is subject to an appeal or an application for revision. On March 2, 2021, the Court determined that an application for revision is the correct procedure and dismissed the appeal. Banglalink filed an appeal before the Appellate Division and the appeal is pending for hearing. If the Appellate Division rejects the appeal, then Banglalink will be obligated to deposit 10% of the disputed amount in order to continue its challenge.
As of December 31, 2022, the Company has recorded a provision, for the cases discussed above of, US$8 (2021: US$11).
Russian Bondholder’s Claim
On July 5, 2022, the President of the Russian Federation issued Decree No. 430 (“Decree 430”) which requires Russian legal entities with Eurobond obligations to ensure the local fulfillment of such obligations to Eurobond holders whose rights are recorded by the Russian depositories, e.g. NSD or Account Holders registered in the Russian Federation. On November 23, 2022, the Russian Central Bank issued clarifications in respect of Decree 430, claiming that it also applies to Russian legal entities and foreign issuers that are within the same group of companies. Several VEON Holdings B.V. bondholders in Russia have approached PJSC VimpelCom to locally satisfy VEON Holdings B.V.’s notes obligations and four legal proceedings have been lodged against PJSC VimpelCom in respect of VEON Holdings B.V.’s notes with a total potential impact of US$22. PJSC VimpelCom is defending these claims and has indicated it is disputing the applicability of Decree 430 to PJSC VimpelCom. In July 2023, hearings were held for two of the four claims, with the court in each respective claim rejecting the bondholder’s claims for coupon payments and interest.
Other contingencies and uncertainties
In addition to the individual matters mentioned above, the Company is involved in other disputes, litigation and regulatory inquiries and investigations, both pending and threatened, in the ordinary course of its business. For example, our operating company in Bangladesh is currently subject to an extensive audit conducted by the Bangladesh Telecommunication Regulatory Commission (“BTRC”) concerning past compliance with all relevant license terms, laws and regulations for the period covering 1996 (inception of our operating company in Bangladesh) to December 2019. On June 26, 2023, the BTRC released its audit findings and issued a claim of BDT 8,231 million (approximately US$76) which includes BDT4,307 million (approximately US$40) for interest. The Company is currently reviewing the findings and Banglalink may challenge certain proposed penalties and interest which may result in adjustments to the final amount to be paid by Banglalink. Should Banglalink and the BTRC not be able to reach a mutually agreed position concerning the audit findings, protracted litigation may result. The Company has accrued for amounts of the claim where it considers a cash outflow to be probable. The total value of all other individual contingencies that are able to be quantified and are above US$5, other than disclosed above and in Note 8, amounts to US$289 (2021: US$442). Due to the high level of estimation uncertainty, as described in ‘Source of estimation uncertainty’ in this Note 7 and in Note 8, it is not practicable for the Company to reliably estimate the financial effect for certain contingencies and therefore no financial effect has been included within the preceding disclosure. The Company does not expect any liability arising from these contingencies to have a material effect on the results of operations, liquidity, capital resources or financial position of the Company. Furthermore, the Company believes it has provided for all probable liabilities.

For the ongoing matters described above, where the Company has concluded that the potential loss arising from a negative outcome in the matter cannot be reliably estimated, the Company has not recorded an accrual for the potential loss. However, in the event a loss is incurred, it may have an adverse effect on the results of operations, liquidity, capital resources, or financial position of the Company.
ACCOUNTING POLICIES
Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Provisions are discounted using a current pre-tax rate if the time value of money is significant. Contingent liabilities are possible obligations arising from past events, whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group.

SOURCE OF ESTIMATION UNCERTAINTY
The Group is involved in various legal proceedings, disputes and claims, including regulatory discussions related to the Group’s business, licenses, tax positions and investments, and the outcomes of these are subject to significant uncertainty. Management evaluates, among other factors, the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of loss. Unanticipated events or changes in these factors may require the Group to increase or decrease the amount recorded for a matter that has not been previously recorded because it was not considered probable and /or the impact could not be estimated (no reasonable estimate could be made).
In the ordinary course of business, VEON may be party to various legal and tax proceedings, including as it relates to compliance with the rules of the telecom regulators in the countries in which VEON operates, competition law and anti-bribery and corruption laws, including the
U.S. Foreign Corrupt Practices Act (“FCPA”). Non-compliance with such rules and laws may cause VEON to be subject to claims, some of which may relate to the developing markets and evolving fiscal and regulatory environments in which VEON operates. In the opinion of management, VEON’s liability, if any, in all pending litigation, other legal proceeding or other matters, other than what is discussed in this Note, will not have a material effect upon the financial condition, results of operations or liquidity of VEON.